UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

Contango Ore, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 888-4273

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 10, 2024, Contango ORE, Inc. (“Contango” or the “Company”) completed its acquisition of HighGold Mining Inc., a corporation existing under the laws of the Province of British Columbia (“HighGold”), pursuant to the previously announced Arrangement Agreement and the Plan of Arrangement attached thereto (the “Arrangement Agreement”), dated May 1, 2024, by and among the Company, Contango Mining Canada Inc., a corporation organized under the laws of British Columbia and a wholly owned subsidiary of the Company, and HighGold (the “HighGold Acquisition”). The HighGold Acquisition, which was approved by HighGold shareholders at HighGold’s special meeting held on June 27, 2024, was subsequently approved by the Supreme Court of British Columbia on July 2, 2024.

As contemplated by the Arrangement Agreement, each HighGold share of common stock was exchanged for 0.019 shares of Contango common stock (the “Exchange Ratio”). HighGold options were also exchanged, directly or indirectly, for Contango shares, based on the fair market value of the HighGold options prior to the closing date. Upon completion of the HighGold Acquisition, existing Contango shareholders own approximately 85.9% and HighGold shareholders own approximately 14.1% of the combined company.

The foregoing summary description of the completion of the HighGold Acquisition does not purport to be complete and is qualified in its entirety by reference to the terms of the Arrangement Agreement, which was attached as Exhibit 10.1 to Contango’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2024 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the transactions contemplated by the Arrangement Agreement, the Company issued an aggregate of 1,698,887 shares of Contango common stock to HighGold shareholders in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Such exemption was based on the final order of the Supreme Court of British Columbia issued on July 2, 2024, approving the HighGold Acquisition following a hearing by the court which considered, among other things, the fairness of the HighGold Acquisition to the persons affected.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

In connection with the HighGold Acquisition, Contango granted HighGold the right to appoint one director to its board of directors (the “Board”). As of the effective time of the HighGold Acquisition, the Board increased its number of directors from five to six, and, on July 10, 2024, Darwin Green was appointed to the Board.

Mr. Green served as Director, President and Chief Executive Officer of HighGold from August 2019 until its acquisition by Contango ORE in July 2024, and has served as Executive Chairman for Onyx Gold Corp from July 2023 to present. Mr. Green was a founder of HighGold and Onyx Gold, both publicly traded companies focused on mineral exploration and mine development in North America. Between November 2008 and December 31, 2019, he served as the Vice President Exploration for Constantine Metal Resources Ltd. and prior to that, Mr. Green oversaw exploration and underground development programs at the Niblack deposit, for which he received the Commissioner’s Award for Project Excellence by the State of Alaska. Mr. Green holds a B.Sc. from the University of British Columbia and an M.Sc. in economic geology from Carleton University. Mr. Green has thirty years of experience in the minerals mining industry and brings significant industry, corporate and technical knowledge to the Company.

Mr. Green will stand for re-election at the next annual meeting of stockholders. Mr. Green will serve on the Audit and Compensation Committees of the Board. Mr. Green has not had any related person transactions with the Company as of the date of his appointment, and therefore is independent in accordance with NYSE American rules.

Mr. Green will be eligible for compensation in accordance with the Company’s standard compensation policies for non-employee directors as described in the section entitled “Corporate Governance” in the Company’s proxy statement on Schedule 14A filed with the SEC on October 4, 2023.

Item 7.01 Regulation FD Disclosure.

First Pour at Manh Choh

On July 8, 2024, the Company issued a press release announcing that the first gold pour for the Manh Choh mine took place at the Fort Knox mill facility on July 8, 2024. The Company is a 30% owner of Peak Gold, LLC, which operates the Manh Choh mine near Tok, Alaska. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Closing of HighGold Acquisition

On July 10, 2024, the Company issued a press release announcing the closing of the HighGold Acquisition. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information included herein and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibits constitutes “forward-looking statements.” In particular, they include statements relating to future actions and strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated July 8, 2024.
99.2	Press Release of the Company, dated July 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	July 10, 2024	By:	/s/ Mike Clark
Chief Financial Officer and Secretary